Exhibit 5

                 [Object Omitted]                                      If you have any questions or need help completing this
   Great-West Life & Annuity Insurance Company                             application, call the Annuity Service Center at
                                                                                          1-888-560-5938 from
Mail completed application and check (if any) to:                               6:00 A.M. to 4:30 P.M. Pacific time.
Great-West Life & Annuity Insurance Company
P.O. Box XXXX
Leesburg, VA  XXXXX






                                                 Schwabsignature(TM)ANNUITY

                          Variable Annuity Application

Note:  Maximum age    Contract Owner:                                   Joint Contract Owner:
of Contract Owner                                                       (Spouse only)
is 85.
                      ------------------------------------------------- ----------------------------------------------
                      Full Legal Name                                   Full Legal Name



                      ------------------------------------------------- ----------------------------------------------
                      Street Address  (no P.O. Box please)              Street Address



                      ------------------------------------------------- ----------------------------------------------
                      Street Address (continued)                        Street Address (continued)



                      ------------------------------------------------- ----------------------------------------------
                      City, State Zip                                   City, State Zip



                      ------------------------------------------------- ----------------------------------------------
                      email Address                                     email Address

                      ------------------------------------------------- ----------------------------------------------
                      Phone - daytime                                   Phone - daytime

                      ------------------------------------------------- ----------------------------------------------
                      Phone - evening                                   Phone - evening

                      Social Security # or Tax ID                       Social Security # or Tax ID

                      Date of Birth                                     Date of Birth
                      Gender                                            Gender

                      Annuitant:                                        Contingent Annuitant:
                      |_|  Annuitant is the same as Owner.              |_|  Contingent Annuitant is the same as
                                                                        Owner
                      ------------------------------------------------- ----------------------------------------------
                      Full Legal Name                                   Full Legal Name



                      ------------------------------------------------- ----------------------------------------------
                      Street Address                                    Street Address



                      ------------------------------------------------- ----------------------------------------------
                      Street Address (continued)                        Street Address (continued)



                      ------------------------------------------------- ----------------------------------------------
                      City, State Zip                                   City, State Zip


                      ------------------------------------------------- ----------------------------------------------
                      email Address                                     email Address

                                                                        ----------------------------------------------
                      -------------------------------------------------
                      Phone                                             Phone
                      Social Security # or Tax ID                       Social Security # or Tax ID

                      Date of Birth                                     Date of Birth
                      Gender                                            Gender


J444app                     1200-11319 (C) 2001 Charles Schwab & Co., Inc.   Member NYSE/SIPC   All Rights Reserved




Beneficiary
If you need additional space, please use a separate sheet.
If no Beneficiary is named, the Owner's estate will be deemed to be the Beneficiary.

                                               ------------------------  ---------------
Name (first/middle/last)                              Birth date            Percentage           Relationship

                                               ------------------------  ---------------
Name (first/middle/last)                              Birth date            Percentage           Relationship

                                               ------------------------  ---------------
Name (first/middle/last)                              Birth date            Percentage           Relationship

                                      Percentages must equal 100%. (Please use whole numbers; no fractional percentages)

Contingent Beneficiary
If you need additional space, please use a separate sheet. The naming of a Contingent Beneficiary is optional.

                                               ------------------------  ---------------
Name (first/middle/last)                              Birth date            Percentage           Relationship

                                               ------------------------  ---------------
Name (first/middle/last)                              Birth date            Percentage           Relationship

                                               ------------------------  ---------------
Name (first/middle/last)                              Birth date            Percentage           Relationship

                                  Percentages must equal 100%. (Please use whole numbers; no fractional percentages)

Death Benefit
Select one:                                                                              Mortality & Expense Charge
|_| Death Benefit Option 1 - Return of Account Value...................................             .65%
|_| Death Benefit Option 2 - Guaranteed Minimum Death Benefit..........................             .70%

How will you pay for this annuity?
Minimum initial contribution: $25,000.
Subsequent minimum contributions: $500; $100 if paid through an Automatic Bank Draft.

|_|   Transfer    $_______________    from   my   Schwab    brokerage    account
number___________________________.

|_| Debit my checking account (Automatic Bank Draft).

|_| Transfer the entire balance from my existing annuity or life insurance policy.

|_|______Check is attached.
                                  Make check payable to Great-West Life & Annuity Insurance Company.



J444app                     1200-11319 (C) 2001 Charles Schwab & Co., Inc.   Member NYSE/SIPC   All Rights Reserved





Sub-Account
Allocation Initial premium will be allocated to the Money Market sub-account for 15 days following the date on which we deliver your contract to your Personal
Folder and/or mail it to you.

                  After this period, please allocate my initial purchase payment as follows:

  _____%     Alger American Balanced Portfolio                    _____%    INVESCO VIF-High Yield Fund
  _____%     Alger American Growth Portfolio                      _____%    INVESCO VIF-Technology Fund
  _____%     Alliance Variable Product Series Growth & Income     _____%    J.P. Morgan Series Trust II Small Company Fund
             Portfolio
  _____%     Alliance Variable Product Series Growth Portfolio    _____%    Janus Aspen Series Flexible Income Portfolio
  _____%     Alliance Variable Product Series Real Estate         _____%    Janus Aspen Series Worldwide Growth Portfolio
             Investment Portfolio
  _____%     American Century VP International Portfolio          _____%    Kemper VA Series Small Cap Growth Portfolio
  _____%     American Century VP Income and Growth Portfolio      _____%    Oppenheimer Global Securities Fund/VA
  _____%     Berger IPT-Growth & Income Fund                      _____%    PBHG Insurance Series Large Cap Growth
                                                                            Portfolio
  _____%     Berger IPT-Small Company Growth Fund                 _____%    SAFECO Resource Series Trust Equity Portfolio
  _____%     Delaware Group Premium Fund Small Cap Value Series   _____%    Schwab MarketTrack Growth Portfolio II
  _____%     Deutsche Asset Management VIT EAFE(R)Equity Index     _____%    Schwab Money Market Portfolio
             Fund
  _____%     Deutsche Asset Management VIT Small Cap Index        _____%    Schwab S&P 500 Portfolio
             Fund
  _____%     Dreyfus Variable Investment Fund Small Cap           _____%    Scudder VLI Fund  Capital Growth Portfolio
             Portfolio
  _____%     Dreyfus Variable Investment Fund Growth and          _____%    Strong VIF Mid-Cap Growth Fund II
             Income Portfolio
  _____%     Federated International Equity Fund II               _____%    Strong VIF Opportunity Fund II



                           Total allocation must equal 100%.

                You may change  your  allocations  at any time online at
                 www.schwab.com  or  by  calling  the  Annuity  Service
            Center at 1-888-560-5938  from 6:00 A.M. to 4:30 P.M. Pacific time.


J444app                     1200-11319 (C) 2001 Charles Schwab & Co., Inc.   Member NYSE/SIPC   All Rights Reserved





Replacement       Will the proposed  contract  replace any  existing  annuity or insurance  contract  (including any Great-West  Life & Annuity
                  Insurance  Company  contracts)?  State law  requires  that you provide this  information  when you replace any life insurance policy or annuity contract with another.


|_| YES,  this  will  replace  the life  insurance  policy  or annuity  listed below.

|_| NO, this will not replace  another life insurance policy or annuity.

                  ------------------------------------------------ ---------------------------------------------------
                  ------------------------------------------------ ---------------------------------------------------
                  Annuitant/Insured on Existing Policy


                  ------------------------------------------------ ---------------------------------------------------
                  Existing Company


                  ------------------------------------------------ ---------------------------------------------------
                  Policy No.                                       Approximate Amount $

           Note: Carefully consider whether a replacement is in your best interest by making a comparison of your existing contract and the proposed one. We encourage you to contact your current insurance company to determine if there are any charges or penalties that will be assessed upon replacement.



Annuitization     Unless otherwise indicated, annuity payments will begin on the Annuitant's 91st birthday.  You may choose when you would like to annuitize.  Note:  This date can be changed at any time up to
                  30 days before the start of annuity payments.
                                I would like annuity payments to begin ---------------------------------
                                                                              ( month / year  )

Automatic Bank
Draft From
                      ------------------------------------------------ ------------------------------------------------
(optional)            Bank Name                                        ABA Number


                      ------------------------------------------------ ------------------------------------------------
                      Bank Street Address                              City, State Zip


                      ------------------------------------------------ ------------------------------------------------
                      Automatic bank draft start date                  Checking Account #


                                                                       ------------------------------------------------
                      ------------------------------------------------
                      Initial  Amount  Additional  Monthly  Amount  I/We  hereby request  and  authorize  the  above-referenced  bank  (the
                      "Bank") to charge my/our account checks or electronic fund transfer  debits  processed by and payable to the order of
                      Great-West  Life & Annuity  Insurance  Company,  P.O.  Box
                      XXXX,   Leesburg,   Virginia   XXXXX  provided  there  are
                      sufficient collected funds in said account to pay the same upon  presentation.  It  will  not be  necessary  for  any officer or employee of Great-West Life & Annuity Insurance
                      Company  to sign such  checks.  I/We agree that the Bank's rights in respect to each such check  shall be the same as if it were a check drawn on the Bank and signed personally by me/us.  This  authority  is to  remain in effect  until revoked  by me/us,  and until the Bank  actually  receives such  notice,  I/we  agree  that the  Bank  shall be fully protected  in honoring any such check or  electronic  fund transfer  debit.  In addition to regular bank draft,  I/we authorize such ad hoc drafts as are requested  through the
                      Annuity  Service  Center.  I/We further  agree that if any
                      such  check  or   electronic   fund   transfer   debit  be
                      dishonored,  whether  with or  without  cause and  whether intentionally or inadvertently, the Bank shall be under no liability  whatsoever even though such dishonor results in the forfeiture of insurance or investment loss to me/us.



                      ------------------------------------------------ ------------------------------------------------
                      Signature(s) EXACTLY as shown on bank records    Signature(s) EXACTLY as shown on bank records


                      ------------------------------------------------ ------------------------------------------------
                      Print full legal name(s)            Date         Print full legal name(s)            Date


J444app                     1200-11319 (C) 2001 Charles Schwab & Co., Inc.   Member NYSE/SIPC   All Rights Reserved




Fraud Warning Any person who, knowingly and with intent to defraud any insurance company or other person, files an application for insurance or statement of claim containing any materially false information or conceals, for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

Signatures           I  understand  that I am  applying  for a Flexible  Premium
                     Variable Annuity,  Contract Form J444, issued by Great-West
                     Life &  Annuity  Insurance  Company.  I  declare  that  all statements made on this application are true to the best of my knowledge and belief.

                     I acknowledge receipt of the prospectus for the variable annuity contract. I believe the contract is suitable for my retirement and insurance needs. I understand that amounts allocated to a Sub-Account are variable and are not guaranteed as to dollar amount.


                     I  hereby  direct  that my  telephone  instructions  to the
                     Annuity  Service  Center and/or those I submit via Schwab's
                     Web  site  (www.schwab.com)  be  honored  for  transactions unless  otherwise  notified by me in writing.  I understand that telephone calls may be recorded to monitor the quality of  service I receive  and to verify  contract  transaction information. The Annuity Service Center will use reasonable procedures  to confirm that  instructions  communicated  by telephone or electronically are genuine. If such procedures are followed,  Great-West Life & Annuity  Insurance Company will not be liable for any losses  due to  unauthorized  or fraudulent  instructions.  If a  transfer  from  my  Schwab brokerage  account  is  indicated  in this  application,  I authorize  Schwab  to  transfer  the  amount  specified.  I
                     certify   under   penalty  of  perjury  that  the  taxpayer
                     identification  numbers  listed  on  this  application  are correct  and that I am not  subject to backup  withholding.
                     The Internal Revenue Service does not require my consent to
                     any   provision   of   this   document   other   than   the
                     certifications required to avoid backup withholding.
Sign Here


                     ------------------------------------------------ -------------------------------------------------
                     Signature of Contract Owner            Date      Signature of Joint Contract Owner       Date


                     ------------------------------------------------ -------------------------------------------------
                     Full Name of Contract Owner                      Full Name of Joint Contract Owner


                     ------------------------------------------------ -------------------------------------------------
                     ------------------------------------------------ -------------------------------------------------
                     Application signed at (City and State)











Annuity contracts are underwritten by:
Great-West Life & Annuity Insurance Company, 8515 East Orchard Road, Greenwood Village, Colorado, 80111



For Internal Use Only:  Do you have reason to believe the annuity applied for will replace any life insurance or annuity with us or
with any other company?  |_| Yes    |_| No

----------------------------------------- --- --------------- -- ---------------- -- ------------- ---- --------------
Signature (if required)                       Rep Code           Source Code         Lead Source        Date


J444app                     1200-11319 (C) 2001 Charles Schwab & Co., Inc.   Member NYSE/SIPC   All Rights Reserved